Supplement dated August 6, 2020
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio (VP) – Partners Small Cap Growth Fund	5/1/2020
Effective immediately, the list of portfolio managers for Wells Capital Management Incorporated under the caption “Fund Management” in the “Summary of VP – Partners Small Cap Growth Fund" section is hereby revised to add the following:
Subadviser: Wells Capital Management Incorporated (WellsCap)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Robert Gruendyke, CFA	Portfolio Manager of WellsCap	Co-Portfolio Manager	July 2020
David Nazaret, CFA	Portfolio Manager of WellsCap	Co-Portfolio Manager	July 2020
The rest of the section, including the portfolio manager information for BMO Asset Management Corp. and Scout Investments, Inc., remains the same.
Effective immediately, the information about the portfolio managers for Wells Capital Management Incorporated under the caption “Portfolio Managers” in the “More Information About VP – Partners Small Cap Growth Fund" section is hereby revised to add the following:
Subadviser: Wells Capital Management Incorporated (WellsCap)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Robert Gruendyke, CFA	Portfolio Manager of WellsCap	Co-Portfolio Manager	July 2020
David Nazaret, CFA	Portfolio Manager of WellsCap	Co-Portfolio Manager	July 2020
Mr. Gruendyke joined WellsCap in 2008. Mr. Gruendyke began his investment career in 1999 and earned a B.A. from Duke University.
Mr. Nazaret joined WellsCap in 2007. Mr. Nazaret began his investment career in 2000 and earned a B.A. from Vanderbilt University.
The rest of the section, including the portfolio manager information for BMO Asset Management Corp. and Scout Investments, Inc., remains the same.
Shareholders should retain this Supplement for future reference.
S-6546-150 A (8/20)